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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 28, 2003
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                       Piedmont Natural Gas Company, Inc.
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             (Exact name of registrant as specified in its charter)



North Carolina                  1-6196                     56-0556998
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(State or Other Jurisdiction   (Commission          (I.R.S. Employer
 of Incorporation)              File Number)         Identification No.)


1915 Rexford Road, Charlotte, North Carolina                    28211
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, Including Area Code     (704) 364-3120
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       (Former Name or Former Address, if Changed Since Last Report.)







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Item 5.   Other Events

On February 28, 2003, Piedmont Natural Gas Company issued three News Releases to report (1) first quarter results, (2) declaration of dividend and (3) corporate leadership changes and adoption of corporate governance guidelines. Copies of the News Releases are attached as exhibits to this Form 8-K.


Item 7.  Financial Statements and Exhibits

Exhibit No.   Description

99.1          News Release - Piedmont Reports First Quarter Results
99.2          News Release - Piedmont Natural Gas Increases Dividend for
                Twenty-Fifth Consecutive Year
99.3          News Release - Piedmont Natural Gas Announces Corporate
                Leadership Changes and Corporate Governance Guidelines





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Piedmont Natural Gas Company, Inc.
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                                           (Registrant)



                              By  /s/ Barry L. Guy
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                                  Barry L. Guy
                                  Vice President and Controller
                                  (Principal Accounting Officer)

Date  February 28, 2003






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